UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 30, 2019

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2019, the Board of Directors (the “Board”) of AgEagle Aerial Systems Inc. (the “Company”), and the Compensation Committee of the Board approved new compensatory arrangements for certain of the Company’s officers.

Barrett Mooney, Chief Executive Officer

Commencing on September 30, 2019, Mr. Mooney shall receive quarterly awards of stock options to purchase 15,000 shares of the Company’s common stock under the Company’s current shareholder approved equity incentive plan. The exercise price at the time of the awards shall be based on the fair market value of the Company’s common stock on the NYSE American on the date of grant. The options will be issued quarterly for a period of two years, will vest in equal amounts over a two year term from the date of grant, and will be exercisable for a period of five years from date of grant.

Mr. Mooney is also entitled to receive bonuses up to $48,000 in cash, 250,000 shares of restricted stock and 225,000 stock options upon the achievement of certain Company operational milestones.

Nicole Fernandez-McGovern, Chief Financial Officer

On September 30, 2019, Ms. Fernandez-McGovern was awarded a stock option to purchase 25,000 shares of the Company’s common stock under the Company’s current shareholder approved equity incentive plan. The option will vest in equal amounts over a two year term from the date of grant, and will be exercisable for a period of five years from date of grant. The exercise price of the stock option is $0.31 per share, which was the fair market value of the Company’s common stock on the NYSE American on September 30, 2019.

Ms. Fernandez-McGovern is also entitled to receive bonuses up to $39,000 in cash, 170,000 shares of restricted stock and 175,000 stock options upon the achievement of certain Company operational milestones.

The foregoing compensation arrangements are in addition to the current compensation received by each of Mr. Mooney and Ms. Fernandez-McGovern under their respective employment agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

Dated: October 4, 2019

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